UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PMT MSR Facility

On December 20, 2017, PennyMac Mortgage Investment Trust (the “Company”), through three of its subsidiaries, PennyMac Corp. (“PMC”), PennyMac Holdings, LLC (“PMH”), and PMT ISSUER TRUST—FMSR (“Issuer Trust”), entered into a structured finance transaction, pursuant to which PMC may finance Fannie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs (“ESS”) (the “PMT MSR Facility”).

In connection with the PMT MSR Facility, PMC pledges and/or sells to Issuer Trust participation certificates representing beneficial interests in MSRs and ESS pursuant to the terms of a master repurchase agreement, dated as of December 20, 2017, by and between PMC, Issuer Trust and the Company (the “PC Repurchase Agreement”). In return, Issuer Trust (a) has issued to PMC the Series 2017-VF1 Note, dated December 20, 2017, known as the “PMT ISSUER TRUST—FMSR Collateralized Notes, Series 2017-VF1” (the “VFN”), and (b) may, from time to time, issue to institutional investors term notes (“Term Notes”), in each case secured on a pari passu basis by the participation certificates relating to the MSRs and ESS. The maximum principal balance of the VFN is $1,000,000,000.

The Base Indenture

Issuer Trust issued the VFN and may, from time to time, issue Term Notes pursuant to the terms of (i) a base indenture, dated December 20, 2017, by and among Issuer Trust, PMC, as the servicer and administrator, Citibank, N.A. (“Indenture Trustee”), as indenture trustee, calculation agent, paying agent and securities intermediary, and Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent (the “Base Indenture”), and (ii) any additional indenture supplements to the Base Indenture.

The Base Indenture contains certain advance rate trigger events and early amortization events, which include any failure in (i) maintaining a Fannie Mae servicing portfolio with at least $20 billion in unpaid principal balance and a market value for the base servicing fee of at least $45 million, (ii) remaining below a specified percentage of delinquent mortgage loans within the Fannie Mae servicing portfolio, (iii) remaining below a specified percentage of unresolved claims for breaches of representations and warranties related to the underlying mortgage loans, (iv) curing any material breach of the Fannie Mae lender contract within 90 days, (v) maintaining servicing profitability (net of (x) changes in MSR value; (y) gains (losses) on derivatives used to hedge MSRs; and (z) gains (losses) on other derivatives or other financial instruments) over specified quarterly periods, (vi) avoiding certain percentage declines in lender adjusted net worth over specified quarterly periods, and (vii) remediating any performance improvement plan issued by Fannie Mae within 6 months. In the event PMC breaches one or more of these covenants, the noteholders have the right, depending on the specific event, to either reduce the advance rate available to PMC under or require the early amortization of the notes issued by the Issuer Trust.

In addition, the Base Indenture contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults on any series or class of notes, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, subservicer credit or termination events, bankruptcy or insolvency proceedings and other events of default customary for financing transactions. The remedies for such events of default include the acceleration of the principal amount outstanding under the Base Indenture and the liquidation of the MSRs and ESS by the Indenture Trustee on behalf of the noteholders of any notes issued by the Issuer Trust. If an event of default has occurred and is continuing with respect to any series of notes issued by the Issuer Trust, the Indenture Trustee is responsible for exercising any such rights and powers vested in it by the Base Indenture on behalf of the noteholders. The Indenture Trustee’s rights and powers are also subject to a separate acknowledgment agreement by and among Fannie Mae, the Indenture Trustee, PMC, PMH, and the Company (the “Acknowledgment Agreement”). Notwithstanding anything herein to the contrary, the security interest granted pursuant to the Base Indenture and all of the rights and powers of the Indenture Trustee remain subject and subordinate to the rights and interests of Fannie Mae pursuant to the terms of the Acknowledgment Agreement and the Fannie Mae lender contract.

The PC Repurchase Agreement

Under the PC Repurchase Agreement, PMC grants to Issuer Trust a security interest in all of its right, title and interest in, to and under participation certificates representing beneficial interests in MSRs and ESS, including all of its rights and interests in any MSRs and ESS it thereafter owns or acquires. The pledge and/or sale of the participation certificates and the underlying MSRs and ESS is also subject to the Acknowledgment Agreement. All of Issuer Trust’s interest in the participation certificates and underlying MSRs and ESS remains subordinate to the rights and interests of Fannie Mae pursuant to the terms of the Acknowledgment Agreement and the Fannie Mae lender contract.

The principal amount paid by Issuer Trust for the participation certificates under the PC Repurchase Agreement is based upon a percentage of the market value of the underlying MSRs (inclusive of the ESS). Upon PMC’s repurchase of the participation certificates, PMC is required to repay Issuer Trust the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase.

The PC Repurchase Agreement contains margin call provisions that provide the Issuer Trust with certain rights in the event of a decline in the market value of the MSRs and ESS. Under these provisions, the Issuer Trust may require PMC to (i) transfer cash to the Issuer Trust, (ii) pledge eligible securities to the Issuer Trust, or (iii) apply additional note payments to the VFN in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The PC Repurchase Agreement requires PMC to make certain representations and warranties and to maintain various financial and other covenants, which include maintaining its (i) lender adjusted net worth, (ii) liquidity, and (iii) ratio of lender adjusted net worth to total assets in amounts equal to or greater than the corresponding minimum amounts required under the Fannie Mae lender contract.

In addition, the PC Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, subservicer credit or termination events, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the PC Repurchase Agreement and, subject to the rights and interests of Fannie Mae pursuant to the terms of the Acknowledgment Agreement and the Fannie Mae lender contract, the liquidation of the MSRs and ESS by the Indenture Trustee on behalf of and with the written consent of the majority noteholders of any series of notes issued by the Issuer Trust.

The obligations of PMC under the PC Repurchase Agreement are guaranteed in full by the Company (the “PC Guaranty”).

The PMH Repurchase Agreement

PMH initially acquires from PMC a participation certificate backed by ESS. PMH then pledges the acquired ESS to PMC under a master repurchase agreement, dated as of December 20, 2017, by and among PMH, PMC and the Company (the “PMH Repurchase Agreement”), and PMC, in turn, re-pledges such participation certificates to Issuer Trust under the PC Repurchase Agreement. The pledge and/or sale of the participation certificate and underlying ESS is also subject to a separate third amended and restated subordination of interest agreement by and among Fannie Mae, PMH and PMC. All of PMH’s and PMC’s interest in the participation certificate and underlying ESS remains subordinate to the rights and interests of Fannie Mae pursuant to the terms of such subordination of interest agreement and the Fannie Mae lender contract.

The principal amount paid by PMC for the participation certificate under the PMH Repurchase Agreement is based upon a percentage of the market value of the underlying ESS. Upon PMH’s repurchase of the participation certificate, PMH is required to repay PMC the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase.

The PMH Repurchase Agreement contains margin call provisions that provide PMC with certain rights in the event of a decline in the market value of the purchased ESS. Under these provisions, PMC may require PMH to transfer cash to PMC or additional ESS in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The PMH Repurchase Agreement requires PMH to make certain representations and warranties and to maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth at all times of $250 million, (ii) a minimum of unrestricted cash and cash equivalents at all times greater than or equal to $10 million, and (iii) a maximum ratio of total liabilities to adjusted tangible net worth of 10:1.

In addition, the PMH Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the PMH Repurchase Agreement and the enforcement by PMC of other available remedies.

Pursuant to the PMH Repurchase Agreement, PMH grants to PMC a security interest in all of its right, title and interest in, to and under the participation certificate and underlying ESS subject to transactions thereunder. The obligations of PMH under the PMH Repurchase Agreement are guaranteed in full by the Company (the “PMH Guaranty”). Pursuant to the PC Repurchase Agreement, PMC assigns all of its rights in the PMH Guaranty to Issuer Trust.

The Subordination, Acknowledgment and Pledge Agreement

On December 20, 2017, PMH and Issuer Trust entered into a subordination, acknowledgement and pledge agreement (the “Subordination Agreement”), pursuant to which PMH pledged all of its rights and interest in its ESS to Issuer Trust. Because PMH has, and in the future may have an interest in a portion of the ESS pledged under the PC Repurchase Agreement, Issuer Trust requires such interest to be subject to Issuer Trust’s continuing lien on such ESS, the pledge and acknowledgement of which were effected pursuant to the Subordination Agreement. Issuer Trust’s lien on such ESS remains subordinate to the rights and interests of Fannie Mae pursuant to the provisions of the Spread Acquisition Agreement and the terms of the Acknowledgment Agreement.

The Subordination Agreement contains representations, warranties and covenants by PMH that are customary for financing transactions. To the extent there exists an event of default under the PC Repurchase Agreement or a “trigger event” (as defined in the Subordination Agreement), Issuer Trust would be entitled to liquidate any and all of the collateral securing the PC Repurchase Agreement, including the ESS subject to the PMH Repurchase Agreement.

The VFN Repurchase Agreement

On December 20, 2017, PMC also entered into a master repurchase agreement (the “VFN Repurchase Agreement”) with CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as purchaser, pursuant to which PMC sold the VFN to CSCIB with an agreement to repurchase such VFN at a later date. The VFN Repurchase Agreement has an initial term of two years, which may be extended for one additional two year term by mutual consent, and an additional one year amortizing period after the initial or extended term. The VFN Repurchase Agreement provides for a maximum purchase price of $375 million, all of which is committed; provided, however, that (i) such maximum purchase price may be reduced to the extent that the combined purchased amounts outstanding under the CS Repurchase Agreement (defined below), the CS Re-Warehouse Facility (defined below), and the VFN Repurchase Agreement exceed a maximum combined purchase price of $1.5 billion; and (ii) such committed amount may be reduced to the extent that the combined purchased amounts outstanding under the CS Repurchase Agreement, the CS Re-Warehouse Facility, and the VFN Repurchase Agreement exceed $650 million.

The principal amount paid by CSCIB for the VFN is based upon a percentage of the market value of such VFN. Upon PMC’s repurchase of the VFN, PMC is required to repay CSCIB the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above LIBOR) to the date of such repurchase.

Under the VFN Repurchase Agreement, in the event any such transactions are deemed to be loans and not sales and purchases, PMC granted to CSCIB a security interest in all of its right, title and interest in, to and under the VFN and all rights to reimbursement or payment of the VFN and/or amounts due in respect thereof.

The VFN Repurchase Agreement contains margin call provisions that provide CSCIB with certain rights in the event of a decline in the market value of the purchased VFN. Under these provisions, CSCIB may require PMC to transfer cash to CSCIB or transfer cash or additional eligible assets into the Issuer Trust for the benefit of CSCIB and the other noteholders with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The VFN Repurchase Agreement also requires PMC to deposit funds in a reserve account for the benefit of CSCIB when the percentage of delinquent mortgage loans in the Fannie Mae servicing portfolio increases above certain thresholds.

The VFN Repurchase Agreement requires that PMC make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants for PMC, PMH and the Company consistent with PMC’s other credit facilities with CS Buyers. The VFN pledged under the VFN Repurchase Agreement also serves as cross-collateral for PMC’s obligations under the CS Repurchase Agreement and the CS Re-Warehouse Facility.

The VFN Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the VFN Repurchase Agreement and the liquidation by CSCIB of the VFN.

PMC pays certain other administrative and legal costs and expenses in connection with CSFB’s structuring, management and ongoing administration of the PMT MSR Facility.

The obligations of PMC under the VFN Repurchase Agreement are guaranteed in full by the Company (the “VFN Guaranty”).

The foregoing descriptions of the Base Indenture, the PC Repurchase Agreement, the PC Guaranty, the PMH Repurchase Agreement, the PMH Guaranty, the Subordination Agreement, the VFN Repurchase Agreement and the VFN Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, and Exhibit 10.8, respectively.

Repurchase Agreements with Credit Suisse First Boston Mortgage Capital LLC

On December 20, 2017, the Company, through three of its wholly-owned subsidiaries, PMC, PMH and PennyMac Operating Partnership, L.P. (“POP”), also a wholly-owned subsidiary of the Company, entered into amendments (the “December Amendments”) to the terms of (i) its Second Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, by and among CSFB, acting as administrative agent for its affiliated buyers (collectively, the “CS Buyers”), PMH, PMC, POP, PMC REO Financing Trust and the Company (the “CS Repurchase Agreement”), pursuant to which the Company, through POP, PMC and/or PMH, as applicable, may sell, and later repurchase, (a) newly originated mortgage loans that PMC purchases from correspondent lenders pending sale and/or securitization, and (b) distressed mortgage loans and equity interests in a special purpose entity owning real estate acquired upon settlement of mortgage loans; and (ii) its Second Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, by and among CSFB, POP and the Company (the “CS Re-Warehouse Facility”), pursuant to which POP may sell to CSFB, and later repurchase, newly originated mortgage loans for which POP provides financing to third party mortgage loan originators. Each of the CS Repurchase Agreement and the CS Re-Warehouse Facility is committed to April 27, 2018.

The original terms of the CS Repurchase Agreement and the CS Re-Warehouse Facility collectively provided for a maximum combined purchase price of $1.5 billion. Of this amount, $650 million was committed and available for purchases under the CS Repurchase Agreement to the extent not reduced by purchased amounts outstanding under the Re-warehouse Facility and two other master repurchase agreements entered into by the Company in the ordinary course of its business to finance asset-backed securities with CSCIB and one of its affiliates. With respect to the CS Re-Warehouse Facility, the committed amount was equal to the lesser of (a) $300 million and (b) the maximum combined committed purchase price less all purchased amounts outstanding under the CS Repurchase Agreement. The obligations of POP, PMC and PMH are fully guaranteed by the Company, and the obligations of PMC and PMH are fully guaranteed by POP.

The purpose of the December Amendments was to incorporate the outstanding purchases under the PMT MSR Facility into the maximum combined purchase price of $1.5 billion and maximum combined committed purchase price of $650 million available to PMC under all of the facilities provided by the CS Buyers. All other terms and conditions of the CS Repurchase Agreement and the CS Re-Warehouse Facility remain the same in all material respects.

The foregoing descriptions of (i) the CS Repurchase Agreement and the related guaranty by the Company and (ii) the CS Re-Warehouse Facility and the related guaranty by the Company do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which were filed with the Company’s Current Report on Form 8-K filed on May 3, 2017 as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and any amendments filed thereafter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report (excluding the information under the heading FMSR MSR Facility—The Subordination, Acknowledgment and Pledge Agreement) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Base Indenture, dated as of December 20, 2017, by and among PMT ISSUER TRUST—FMSR, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Corp, PMC, as Servicer and Administrator, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.2	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Corp., as Seller, PMT ISSUER TRUST—FMSR, as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.

10.3	Guaranty, dated as of December 20, 2017, with respect to PMC obligations, made by PennyMac Mortgage Investment Trust, in favor of PMT ISSUER TRUST—FMSR.

10.4	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Holdings, LLC, as Seller, PennyMac Corp., as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.

10.5	Guaranty, dated as of December 20, 2017, with respect to PMH obligations, by PennyMac Mortgage Investment Trust, in favor of PMT ISSUER TRUST—FMSR.

10.6	Subordination, Acknowledgment and Pledge Agreement, dated as of December 20, 2017, between PMT ISSUER TRUST—FMSR, as Buyer, and PennyMac Holdings, LLC, as Pledgor.

10.7	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Corp., as Seller, Credit Suisse AG, Cayman Island Branch, as Buyer, and Credit Suisse First Boston Mortgage Capital, LLC, as administrative agent.

10.8	Guaranty, dated as of December 20, 2017, by PennyMac Mortgage Investment Trust, in favor of Credit Suisse AG, Cayman Island Branch.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Base Indenture, dated as of December 20, 2017, by and among PMT ISSUER TRUST—FMSR, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Corp, PMC, as Servicer and Administrator, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.2	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Corp., as Seller, PMT ISSUER TRUST—FMSR, as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.

10.3	Guaranty, dated as of December 20, 2017, with respect to PMC obligations, made by PennyMac Mortgage Investment Trust, in favor of PMT ISSUER TRUST—FMSR.

10.4	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Holdings, LLC, as Seller, PennyMac Corp., as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.

10.5	Guaranty, dated as of December 20, 2017, with respect to PMH obligations, by PennyMac Mortgage Investment Trust, in favor of PMT ISSUER TRUST—FMSR.

10.6	Subordination, Acknowledgment and Pledge Agreement, dated as of December 20, 2017, between PMT ISSUER TRUST - FMSR, as Buyer, and PennyMac Holdings, LLC, as Pledgor.

10.7	Master Repurchase Agreement, dated as of December 20, 2017, by and among PennyMac Corp., as Seller, Credit Suisse AG, Cayman Island Branch, as Buyer, and Credit Suisse First Boston Mortgage Capital, LLC, as administrative agent.

10.8	Guaranty, dated as of December 20, 2017, by PennyMac Mortgage Investment Trust, in favor of Credit Suisse AG, Cayman Island Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: December 27, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer